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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): DECEMBER 12, 2005


                               MOVADO GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            BANK OF AMERICA LINE OF CREDIT AGREEMENT AND AMENDED AND RESTATED PROMISSORY NOTE.

            On December 12, 2005, Movado Group, Inc. (the "Company") executed a line of credit letter agreement with Bank of America ("B of A") and an amended and restated promissory note in the principal amount of up to $20,000,000 payable to B of A.

            Pursuant to the line of credit letter agreement, B of A will consider requests for short-term loans and documentary letters of credit for the importation of merchandise inventory, the aggregate amount of which at any time outstanding shall not exceed $20,000,000. The Company's obligations under the agreement are guaranteed by its subsidiaries, Movado Retail Group, Inc. and Movado LLC.

            Pursuant to the amended and restated promissory note, the Company promised to pay to B of A $20,000,000, or such lesser amount as may then be the unpaid balance of all loans made by B of A to the Company thereunder, in immediately available funds upon the maturity date of June 16, 2006. The Company has the right to prepay all or part of any outstanding amounts under the promissory note without penalty at any time prior to the maturity date. The amended and restated promissory note bears interest at an annual rate equal to either (i) a floating rate equal to the prime rate or (ii) such fixed rate as may be agreed upon by the Company and B of A for an interest period which is also then agreed upon. The amended and restated promissory note contains various representations and warranties and events of default that are customary for instruments of that type.

            The line of credit letter agreement supersedes the line of credit letter agreement from B of A to the Company dated June 19, 2005, as amended, and the amended and restated promissory note supersedes the amended and restated promissory note dated June 19, 2005.

            JP MORGAN CHASE PROMISSORY NOTE.

            On December 13, 2005, the Company executed a promissory note in the principal amount of up to $37,000,000 payable to JPMorgan Chase Bank, N.A. ("Chase")

            Pursuant to the promissory note, the Company promised to pay to Chase $37,000,000, or such lesser amount as may then be the unpaid balance of each loan made or letter of credit issued by Chase to the Company thereunder, upon the maturity date of July 31, 2006; provided that during the period between January 31, 2006 and the maturity date, the maximum principal amount of all loans made by Chase to the Company, and outstanding under the promissory note, shall not exceed $2,000,000. The Company has the right to prepay all or part of any outstanding amounts under the promissory note without penalty at any time prior to the maturity date. The promissory note bears interest at an annual rate equal to either (i) a floating rate equal to the prime rate, (ii) a fixed rate


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equal to an adjusted London Interbank Offered Rate plus 0.625% or (iii) a fixed rate equal to a rate of interest offered by Chase from time to time on any single commercial borrowing. The promissory note contains various events of default that are customary for instruments of that type. In addition, it is an event of default for any security interest or other encumbrance to be created or imposed on the Company's property, other than as permitted in the lien covenant of the Credit Agreement, dated as of December 15, 2005, among the Company, the lenders signatory thereto and Chase, as administrative agent, a copy of which will be filed by the Company as an exhibit to its next periodic report or registration statement under the Securities Act. Interested parties should read those agreements in their entirety.



ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            See the discussion under Item 1.01 above, which discussion is incorporated by reference herein.



ITEM 8.01.  OTHER EVENTS.

            On December 15, 2005, the Company issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

            EXHIBIT
            NUMBER        DESCRIPTION
            -------       -----------
             99.1         Press release of Movado Group, Inc. dated
                          December 15, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   December 16, 2005

                                             MOVADO GROUP, INC.


                                             By: /s/ Timothy Michno
                                                 -------------------------------
                                             Name:  Timothy Michno
                                             Title: General Counsel




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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER        DESCRIPTION
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 99.1         Press release of Movado Group, Inc. dated  December 15, 2005.